IBRR2040-SUMSUP-1
Summary Prospectus Supplement dated January 25, 2013
The purpose of this supplement is to provide you with notice regarding changes to the current Summary Prospectuses for Class A, AX, B, C, CX, R, RX, Y, R5 and R6 shares of Invesco Balanced-Risk Retirement 2040 Fund.
Effective on or about February 25, 2013, Invesco Balanced-Risk Aggressive Allocation Fund will be added as an underlying investment to Invesco Balanced-Risk Retirement 2040 Fund (the “Fund”). As a result, effective on or about February 25, 2013, the following changes will occur:
•	The Fund’s Acquired Fund Fees and Expenses, which are an estimate of the fees and expenses of the underlying funds that are borne indirectly by the Fund, will increase by 11 basis points due to the higher expenses associated with the addition of Invesco Balanced-Risk Aggressive Allocation Fund as an underlying investment to the Fund.

•	As illustrated below, the Fund’s glide path will change to reflect the addition of Invesco Balanced-Risk Aggressive Allocation Fund as an underlying investment to the Fund. Currently, the Fund invests 100% of its assets in Invesco Balanced-Risk Allocation Fund, an underlying investment, until the Fund is approximately 10 years from its target retirement date. Following the addition of Invesco Balanced-Risk Aggressive Allocation Fund as an underlying investment, the Fund will invest in both Invesco Balanced-Risk Aggressive Allocation Fund and Invesco Balanced-Risk Allocation Fund until the Fund is approximately 10 years from its target retirement date, with the Fund’s weighting to Invesco Balanced-Risk Aggressive Allocation Fund decreasing from a maximum of 66% and its weighting to Invesco Balanced-Risk Allocation Fund increasing to a maximum of 100% until approximately 10 years from its target retirement date.
•	Invesco Balanced-Risk Aggressive Allocation Fund and Invesco Balanced-Risk Allocation Fund have the same investment objectives, investment strategies and portfolio managers, except that Invesco Balanced-Risk Aggressive Allocation Fund employs greater asset class exposures than Invesco Balanced-Risk Allocation Fund through a higher use of derivatives resulting in higher leverage. Similarly, the risks associated with Invesco Balanced-Risk Aggressive Allocation Fund are the same as those of Invesco Balanced-Risk Allocation Fund except that Invesco Balanced-Risk Aggressive Allocation Fund has a higher risk of volatility and potential loss as a result of its greater asset class exposure and leverage.
Updated Summary Prospectuses reflecting the addition of Invesco Balanced-Risk Aggressive Allocation Fund as an underlying investment to the Fund will be available at www.invesco.com/prospectus on or about February 25, 2013.
IBRR2040-SUMSUP-1